UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

AETHLON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-37487 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

9635 Granite Ridge Drive, Suite 100 San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in such filings, the words "anticipate,” "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, our operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.01 Notice or Delisting or Failure to Satisfy a Continued Listing Rule or Standard

Franklyn S. Barry., Jr, formerly one of the directors of Aethlon Medical, Inc. (the “Company), as well as a member of the Company’s Audit Committee, for health reasons declined to stand for re-election as a member of the Company’s Board of Directors and Audit Committee with respect to the Company’s Annual Meeting of Shareholders held on March 30, 2017. As a result, the Company has two independent directors and members of its Audit Committee and thus no longer complies with Nasdaq’s independent director and audit committee requirements as set forth in Listing Rule 5605. The Company received a notification letter from Nasdaq on April 3, 2017 regarding this noncompliance.

Under Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq shall provide the Company with time to regain compliance either until the earlier of its next annual meeting or March 30, 2018; or if the next annual meeting is before September 26, 2017, until September 26, 2017.

In order to regain compliance, the Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than the applicable date set forth above. It is the Company’s intent to appoint a new director to fill the vacancy created by Mr. Barry’s departure in the upcoming months, and certainly no later than the Company next annual shareholders’ meeting. The Company is currently evaluating new candidates to join its board of directors.

Item 8.01 Other Information

As of the close of business on April 5, 2017, 8,797,086 shares of the Company’s common stock were issued and outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

By: /s/ James B. Frakes
James B. Frakes
Dated: April 7, 2017	Chief Financial Officer

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